Exhibit 32.1

SECTION 1350 CERTIFICATION (CEO)

DIGUANG INTERNATIONAL DEVELOPMENT CO., LTD.

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Diguang International Development Co., Ltd., (the “Company”), on Form 10-Q for the third quarter ended September 30, 2009, as filed with the Securities and Exchange Commission on the date hereof, (the “Report”), I, Yi Song, Chairman and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)  The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 16, 2009	By:	/s/ Yi Song
Yi Song
Chairman and Chief Executive Officer